POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Laurie A. Jefferys, Esq., Gerald J. Holland and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of The Bjurman Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of March, 1997.



                         William Wallace
                         Trustee


                       ACKNOWLEDGMENT

State of California           )
                              ) ss:
County of Los Angeles         )

The foregoing instrument was acknowledged before me this 5th day of March, 1997, by William Wallace, Trustee of The Bjurman
Funds.



Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus,, Laurie A. Jefferys, Esq., Gerald J. Holland and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of The Bjurman Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of March, 1997.



                              Joseph E. Maiolo
                              Trustee


                       ACKNOWLEDGMENT

State of California           )
                              ) ss:
County of Los Angeles         )

The foregoing instrument was acknowledged before me this 5th day of March, 1997, by Joseph E. Maiolo, Trustee of The Bjurman
Funds.



Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Laurie A. Jefferys, Esq., Gerald J. Holland and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of The Bjurman Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of March, 1997.



                         G. Andrew Bjurman
                         Co-President & Trustee


                      ACKNOWLEDGEMENT

State of California      )
                         ) ss:
County of Los Angeles    )

The foregoing instrument was acknowledged before me this 5th day of March, 1997, by G. Andrew Bjurman, Co-President and
Trustee of The Bjurman Funds.



Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Laurie A. Jefferys, Esq., Gerald J. Holland and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of The Bjurman Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of March, 1997.



                         O. Thomas Barry, III
                         Co-President and Trustee


                      ACKNOWLEDGEMENT

State of California           )
                              ) ss:
County of Los Angeles         )

The foregoing instrument was acknowledged before me this 5th day of March, 1997, by O. Thomas Barry, III, Co-President and
Trustee of The Bjurman Funds.



Notary Public

                     POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Laurie A. Jefferys, Gerald
J. Holland and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of The Bjurman Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of March, 1997.



                              Donald W. Hudson, Jr.
                              Trustee


                      ACKNOWLEDGEMENT

State of California           )
                              ) ss:
County of Los Angeles         )

The foregoing instrument was acknowledged before me this 5th day of March, 1997, by Donald W. Hudson, Jr, Trustee of The Bjurman
Funds.



Notary Public